                                                                    EXHIBIT 99.3



                          REGISTRATION RIGHTS AGREEMENT

         This REGISTRATION RIGHTS AGREEMENT ("Agreement") is made as of February 25, 2004 by Mission Resources Corporation, a Delaware corporation (the "Company") and the persons listed as the Investors on the signature pages hereto (the "Investors"), and each person or entity that subsequently becomes a party to this Agreement pursuant to, and in accordance with, the provisions of Section 11 hereof (collectively, the "Permitted Transferees" and each individually a "Permitted Transferee").

         WHEREAS, pursuant to a Purchase and Sale Agreement (the "Purchase Agreement"), dated as of the date hereof, the Company has agreed to sell to the Investors, and each Investor has agreed to purchase from the Company, shares (the "Shares") of the Company's authorized and issued common stock, $.01 par value per share (the "Common Stock") in a transaction exempt from the registration requirements of the Securities Act; and

         WHEREAS, the terms of the Purchase Agreement provide that it shall be a condition precedent to the closing of the transactions thereunder for the Company and the Investors to execute and deliver this Agreement.

         NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties hereto hereby agree as follows:

         1. DEFINITIONS. As used in this Agreement, the following terms shall have the following respective meanings:

         "Closing" shall mean the closing under the Purchase Agreement.

         "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and all of the rules and regulations promulgated thereunder.

         "Holder" shall mean, collectively, the Investors and the permitted transferees as described in Section 11 hereof; provided, however, that the term "Holder" shall not include any of the foregoing that ceases to own or hold any Registrable Securities.

         "Qualifying Holder" shall have the meaning ascribed thereto in Section 11 hereof.

         "Registrable Securities" shall mean the Shares bought by the Investors pursuant to the Purchase Agreement, provided, however, that all Registrable Securities shall cease to be Registrable Securities once they have been sold pursuant to a registration statement.

         "Rule 144" shall mean Rule 144 promulgated under the Securities Act and any successor or substitute rule, law or provision.

         "SEC" shall mean the Securities and Exchange Commission.



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

         "Securities Act" shall mean the Securities Act of 1933, as amended, and all of the rules and regulations promulgated thereunder.

         "Suspension Period" shall have the meaning ascribed thereto in Section 10 hereof.

         2. EFFECTIVENESS. This Agreement shall become effective and legally binding upon the Closing.

         3. MANDATORY REGISTRATION. Within thirty (30) days after the Closing (or, if the date that is thirty (30) days after the Closing is not a business day, the next business day immediately following such date), the Company will prepare and file with the SEC a registration statement on Form S-3 or any successor form (except that if the Company is not then eligible to register for resale the Registrable Securities on Form S-3, then such registration shall be on Form S-1 or any successor form) for the purpose of registering under the Securities Act all of the Registrable Securities for resale by, and for the account of, the Holders as selling stockholders thereunder (the "Registration Statement"). The Registration Statement shall permit the Holders to offer and sell, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, any or all of the Registrable Securities. The Company agrees to use commercially reasonable efforts to cause the Registration Statement to become effective as soon as practicable (which shall include using commercially reasonable efforts to promptly respond to any comments of the SEC in respect of the Registration Statement). The Company shall be required to keep the Registration Statement effective until such date that is the earlier of (i) the date when all of the Registrable Securities registered thereunder shall have been sold, (ii) the date on which all the Registrable Securities either cease to be outstanding or are held by persons who are not affiliates of the Company and may be resold pursuant to Rule 144(k) under the Securities Act, or (iii) the later of two (2) years after the effective date of the Registration Statement, or the date on which all of the Registrable Securities may be sold pursuant to Rule 144 in a three (3) month period (such date is referred to herein as the "Mandatory Registration Termination Date"). Thereafter, the Company shall be entitled to withdraw the Registration Statement and the Holders shall have no further right to offer or sell any of the Registrable Securities pursuant to the Registration Statement (or any prospectus relating thereto).

         4. OBLIGATIONS OF THE COMPANY. In connection with the Company's obligation under Section 3 hereof to file the Registration Statement with the SEC and to use commercially reasonable efforts to cause the Registration Statement to become effective, the Company shall:

         (a) Prepare and file with the SEC, as expeditiously as reasonably practicable, such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by the Registration Statement;

         (b) Promptly furnish to the selling Holders a copy of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other publicly available documents (including, without limitation, prospectus amendments and supplements as are prepared by the Company in accordance with Section 4(a) above) as the selling Holders may reasonably request in order to facilitate the disposition of such selling Holder's Registrable Securities;

         (c) Subject to Section 10 hereof, promptly notify the selling Holders, at any time when a prospectus relating to the Registration Statement is required to be delivered under the Securities Act, of the occurrence of any event as a result of which the prospectus included in or relating to the Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in light of the circumstances in which they are made; and, thereafter, the Company will promptly prepare (and, when completed, give notice to each selling Holder) a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in light of the circumstances in which they are made; provided that upon such notification by the Company, the selling Holders will not offer or sell Registrable Securities until the Company has notified the selling Holders that it has prepared a supplement or amendment to such prospectus and delivered copies of such supplement or amendment to the selling Holders (it being understood and agreed by the Company that the foregoing proviso shall in no way diminish or otherwise impair the Company's obligation to promptly prepare a prospectus amendment or supplement as above provided in this Section 4(c) and deliver copies of same as above provided in
Section 4(b) hereof);

         (d) Use commercially reasonable efforts to register and qualify the Registrable Securities covered by the Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate in the opinion of the Company and the Holders provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process or to become subject to any material tax in any such states or jurisdictions, and provided further that (notwithstanding anything in this Agreement to the contrary with respect to the bearing of expenses) if any jurisdiction in which any of such Registrable Securities shall be qualified shall require that expenses incurred in connection with the qualification therein of any such Registrable Securities be borne by the selling Holder, then the selling Holders shall, to the extent required by such jurisdiction, pay their pro rata share of such qualification expenses; and

         (e) Promptly after a sale of Registrable Securities pursuant to the Registration Statement (assuming that no stop order is in effect with respect to the Registration Statement at the time of such sale), the Company shall cooperate with the selling Holder and provide the transfer agent for the Common Stock with such instructions and legal opinions as may be required in order to facilitate the issuance to the purchaser (or the selling Holder's broker) of new unlegended certificates for such Registrable Securities.

         (f) If applicable, at the request made at sole discretion of the Holder, enter into and perform its obligations under an underwriting agreement, in the usual customary form, with the managing underwriter of such offering.

         (g) Cause all Registrable Securities covered by the registration statement to be listed on each securities exchange or automated quotation system on which shares of Common Stock are then listed. If any of such shares are not so listed, the Company shall cause such shares to be listed on the securities exchange or automated quotation system as may be reasonably requested by the Holders of a majority of the Registrable Securities being registered.

         (h) Permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority in interest of the Registrable Securities to review, at the Holders' expense, the registration statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC and state authorities, and shall not file any document in a form to which such counsel reasonably objects.

         (i) Cause the Company's officers, directors and independent certified public accountants to supply all information reasonably requested by a representative of any Holder of Registrable Securities, and any attorney or accountant retained by such Holder, in connection with such registration; provided, however, that such representatives, attorneys or accountants of the Holders enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information.

         5. FURNISH INFORMATION. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that the selling Holders shall furnish to the Company such information regarding them and the Registrable Securities held by them as the Company shall reasonably request and as shall be required in order to effect any registration by the Company pursuant to this Agreement.

         6. EXPENSES OF REGISTRATION. Expenses incurred in connection with the registration of the Registrable Securities pursuant to this Agreement (excluding underwriting, brokerage and other selling commissions and discounts and fees and disbursements of counsel to the Holders), including without limitation all registration and qualification and filing fees, printing, fees and disbursements of counsel for the Company, blue sky fees and expenses except as provided in
Section 4(d), including fees and disbursements of counsel related to all blue sky matters, fees and expenses of listing any Registrable Securities on any securities exchange or automated quotation system on which shares of Common Stock are then listed and the expenses of providing materials pursuant to
Section 4 hereof, shall be borne by the Company.

         7. DELAY OF REGISTRATION. The Holders shall not take any action to restrain, enjoin or otherwise delay any registration as the result of any controversy which might arise with respect to the interpretation or implementation of this Agreement.

         8. INDEMNIFICATION AND CONTRIBUTION.

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each selling Holder, any investment banking firm acting as an underwriter for the selling Holder, any broker/dealer acting on behalf of any selling Holder and each officer and director of such selling Holder, such underwriter, such broker/dealer and each person, if any, who controls such selling Holder, underwriter or broker/dealer within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, in any preliminary prospectus or final



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

prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading in light of the circumstances in which they are made; and will reimburse such selling Holder, such underwriter, broker/dealer or such officer, director or controlling person for any legal or other out-of-pocket expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, damage, liability or action to the extent that it arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with the Registration Statement, any preliminary prospectus or final prospectus relating thereto or any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished expressly for use in connection with the Registration Statement or any such preliminary prospectus or final prospectus by the selling Holder, any underwriter for them or controlling person with respect to them. This Section 8(a) shall not inure to the benefit of any selling Holder with respect to any person asserting loss, damage, liability or action as a result of a selling Holder selling Registrable Securities during a Suspension Period (as defined in Section 10 hereof) or selling in violation of
Section 5(c) of the Securities Act.

         (b) To the extent permitted by law, each selling Holder will severally and not jointly indemnify and hold harmless the Company, each of its officers and directors, each person, if any, who controls the Company within the meaning of the Securities Act, any investment banking firm acting as underwriter for the Company or the selling Holder, or any broker/dealer acting on behalf of the Company or any other selling Holder, and all other selling Holders against any losses, claims, damages or liabilities to which the Company or any such director, officer, controlling person, underwriter, or broker/dealer or other selling Holder may become subject to, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement or any preliminary prospectus or final prospectus, relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they are made, in each case to the extent and only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, in any preliminary prospectus or final prospectus relating thereto or in any amendments or supplements to the Registration Statement or any such preliminary prospectus or final prospectus, in reliance upon and in conformity with written information furnished by such selling Holder expressly for use in connection with the Registration Statement or any preliminary prospectus or final prospectus related thereto; and such selling Holders will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter, broker/dealer or other selling Holder in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the liability of each selling Holder hereunder shall be limited to the gross proceeds (net of underwriting discounts and commissions, if any) received by such selling Holder from the sale of Registrable Securities covered by the Registration Statement that give rise to such obligation to indemnify; and provided, further, however, that the indemnity agreement contained in this Section 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of those selling Holder(s) against which the request for indemnity is being made (which consent shall not be unreasonably withheld).

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in and, to the extent the indemnifying party desires, jointly with any other indemnifying party similarly noticed, to assume at its expense the defense thereof with counsel mutually satisfactory to the indemnifying parties with the consent of the indemnified party (which consent will not be unreasonably withheld, conditioned or delayed). In the event that the indemnifying party assumes any such defense, the indemnified party may participate in such defense with its own counsel and at its own expense, provided, however, that the counsel for the indemnifying party shall act as lead counsel in all matters pertaining to such defense or settlement of such claim and the indemnifying party shall only pay for such indemnified party's expenses for the period prior to the date of its participation on such defense. The failure to notify an indemnifying party promptly of the commencement of any such action, if materially prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8 to the extent of such prejudice, but the omission so to notify the indemnifying party will not relieve him of any liability which he may have to any indemnified party otherwise other than under this Section 8.

         (d) Notwithstanding anything to the contrary herein, without the prior written consent of the indemnified party, the indemnifying party shall not be entitled to settle any claim, suit or proceeding unless in connection with such settlement the indemnified party receives an unconditional release with respect to the subject matter of such claim, suit or proceeding and such settlement does not contain any admission of fault by the indemnified party.

         (e) In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 8 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 8 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable selling Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to



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information supplied by the Company on the one hand or the applicable selling
Holder on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 8 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Notwithstanding any other provision of this Section 8(e), in no event shall any selling Holder be required to undertake liability to any person under this Section 8(e) for any amounts in excess of the dollar amount of the gross proceeds to be received by the selling Holder from the sale of such selling Holder's Registrable Securities (after deducting any fees, discounts and commissions applicable thereto) giving rise to such liability.

         9. REPORTS UNDER THE EXCHANGE ACT. With respect to each Holder, from the date of Closing until the date on which all of the Registrable Securities that such Holder owns or has the right to acquire become freely transferable under Rule 144(k) promulgated under the Securities Act, the Company agrees to use its best efforts: (i) to make and keep public information available, as those terms are understood and defined in the General Instructions to Form S-3, or any successor or substitute form, and in Rule 144, (ii) to file with the SEC all reports and other documents required to be filed by an issuer of securities registered under Sections 13 or 15(d) of the Exchange Act, and (iii) if such filings are not available via EDGAR, to furnish to such Holder as long as the Holder owns or has the right to acquire any Registrable Securities prior to the applicable termination date described above, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company under Sections 13 or 15(d) of the Exchange Act as may be reasonably requested in availing such Holder of any rule or regulation of the SEC permitting the selling of any such Registrable Securities without registration.

         10. DEFERRAL AND LOCK-UP. Notwithstanding anything in this Agreement to the contrary, if the Company shall furnish to the selling Holders a certificate signed by the President and/or Chief Executive Officer of the Company stating that the Board of Directors of the Company has made the good faith determination
(i) that continued use by the selling Holders of the Registration Statement for purposes of effecting offers or sales of Registrable Securities pursuant thereto would require, under the Securities Act, disclosure in the Registration Statement (or the prospectus relating thereto) of material, nonpublic information concerning the Company, its business or prospects or any proposed transaction involving the Company, (ii) that such disclosure would be premature and would be adverse to the Company, its business or prospects or any such proposed transaction or would make the successful consummation by the Company of any such transaction significantly less likely and (iii) that it is therefore necessary to suspend the use by the Holders of such Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto, then the right of



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

the selling Holders to use the Registration Statement (and the prospectus relating thereto) for purposes of effecting offers or sales of Registrable Securities pursuant thereto shall be suspended for a period (the "Suspension Period") of not more than 90 days after delivery by the Company of the certificate referred to above in this Section 10. During the Suspension Period, none of the Holders shall offer or sell any Registrable Securities pursuant to or in reliance upon the Registration Statement (or the prospectus relating thereto). The Company may not exercise this right for more than ninety (90) days in aggregate during any 12-month period.

         11. TRANSFER OF REGISTRATION RIGHTS. None of the rights of any Holder under this Agreement shall be transferred or assigned to any person unless (i) such person is a Qualifying Holder (as defined below), (ii) such person agrees to become a party to, and bound by all of the terms and conditions of, this Agreement by duly executing and delivering to the Company an Instrument of Adherence in the form attached as Exhibit A hereto, (iii) the transfer or assignment is made in accordance with the applicable requirements of the Purchase Agreement and (iv) following the transfer or assignment, the further disposition of the Registrable Securities by such person is restricted under the Securities Act and applicable state securities laws. For purposes of this
Section 11, the term "Qualifying Holder" shall mean, with respect to any Holder,
(a) any corporation, partnership or other affiliated entity controlling, controlled by, or under common control with, such Holder, or any partner or former partner, if such Holder is a partnership, or (b) any other direct transferee from such Holder of at least 25% of those Registrable Securities held or that may be acquired by such Holder. None of the rights of any Holder under this Agreement shall be transferred or assigned to any person (including, without limitation, a Qualifying Holder) that acquires Registrable Securities in the event that and to the extent that such Person is eligible to resell such Registrable Securities pursuant to Rule 144(k) of the Securities Act.

         12. ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof, and it also supersedes any and all prior negotiations, correspondence, agreements or understandings with respect to the subject matter hereof.

         13. MISCELLANEOUS.

         (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, and shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors or assigns, provided that the terms and conditions of Section 11 hereof are satisfied. This Agreement shall also be binding upon and inure to the benefit of any transferee of any of the Registrable Securities provided that the terms and conditions of Section 11 hereof are satisfied. Notwithstanding anything in this Agreement to the contrary, if at any time any Holder shall cease to own all of its Registrable Securities, all of such Holder's rights under this Agreement shall immediately terminate. This Agreement may not be amended, modified or waived without the written consent of the Company and the Holders of a majority in amount of the Registrable Securities outstanding.

         (b) (i) Any notices, reports or other correspondence (hereinafter collectively referred to as "correspondence") required or permitted to be given hereunder shall be sent by courier



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

(overnight or same day) or telecopy or delivered by hand to the party to whom such correspondence is required or permitted to be given hereunder. The date of giving any notice shall be the date of its actual receipt.

                  (ii) All correspondence to the Company shall be addressed as follows:

                          Mission Resources Corporation
                          1331 Lamar, Suite 1455
                          Houston, Texas 77010-3039
                          Attention: Chief Executive Officer
                          Telecopier: (713) 495-3103

                  (iii) All correspondence to any Holder shall be sent to the address set forth on such Holder's signature page hereto (or, in the case of a Permitted Transferee, such Permitted Transferee's Instrument of Adherence hereto).

                  (iv) Any party may change the address to which correspondence to it is to be addressed by notification as provided for herein.

         (c) The parties acknowledge and agree that in the event of any breach of this Agreement, remedies at law may be inadequate, and each of the parties hereto shall be entitled to seek specific performance of the obligations of the other parties hereto and such appropriate injunctive relief as may be granted by a court of competent jurisdiction.

         (d) This Agreement may be executed in a number of counterparts, each of which together shall for all purposes constitute one Agreement, binding on all the parties hereto notwithstanding that all such parties have not signed the same counterpart.

                           [Signature Page to Follow]

        IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement as of the date and year first above written.

                                      MISSION RESOURCES CORPORATION

                                      By: /s/ Robert L. Cavnar
                                          --------------------------------------
                                          Name:    Robert L. Cavnar
                                          Title:   Chairman, President and Chief
                                                   Executive Officer

                                 INVESTORS:

                                      STELLAR FUNDING LTD.

                                      By: /s/ Todd L. Boehly
                                          --------------------------------------
                                          Name: Todd L. Boehly
                                          Title: Managing Director



                                      Stellar Funding Ltd.
                                      135 East 57th Street,
                                      New York, New York 10022
                                      Attn: Todd Boehly
                                      Fax: (212) 644-8396

                                    EXHIBIT A

                             INSTRUMENT OF ADHERENCE

         Reference is hereby made to that certain Registration Rights Agreement, dated as of February 25, 2004, among Mission Resources Corporation, a Delaware corporation (the "Company"), the Investors and the Permitted Transferees, as amended and in effect from time to time (the "Registration Rights Agreement"). Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Registration Rights Agreement.

         The undersigned, in order to become the owner or holder of, or have the right to acquire, shares of Registrable Securities, hereby agrees that, from and after the date hereof, the undersigned has become a party to the Registration Rights Agreement in the capacity of a Permitted Transferee, and is entitled to all of the benefits under, and is subject to all of the obligations, restrictions and limitations set forth in the Registration Rights Agreement that are applicable to Permitted Transferees. This Instrument of Adherence shall take effect and shall become a part of the Registration Rights Agreement immediately upon execution.

                                          Print Name of Permitted Transferee

                                          _____________________________

                                          By:__________________________

                                          Name:________________________

                                          Title:_______________________


                                          Permitted Transferee's Address and Fax
                                          Number for Notice

                                          _____________________________

                                          _____________________________

                                          _____________________________


Accepted:

Mission Resources Corporation

By:  ______________________________
Name:  ____________________________
Title:  ___________________________
Date:  ____________________________



                                       A-1